                                                                    EXHIBIT 10.2

                          HOMECOM COMMUNICATIONS, INC.

                    NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN


                                   SECTION 1.
                                    PURPOSE

         The purpose of this plan is to promote the interests of the Company and its stockholders by strengthening the Company's ability to attract and retain the services of experienced and knowledgeable non-employee directors and by encouraging such directors to acquire an increased proprietary interest in the Company.

                                   SECTION 2.
                                  DEFINITIONS


         Each term set forth in this section shall have the meaning set forth opposite such term for purposes of this plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular.

         2.1 ANNUAL MEETING DATE means, with respect to each fiscal year, the date within such fiscal year on which the annual meeting of the shareholders of the Company is held. If in any fiscal year the Company shall not hold an annual meeting of shareholders, the Annual Meeting Date shall be deemed to occur on the 120th day of the fiscal year in which no such annual meeting of shareholders is held.

         2.2     BOARD means the Board of Directors of the Company.

         2.3     CODE means the Internal Revenue Code of 1986, as amended.

         2.4 COMMITTEE means the committee appointed by the Board pursuant to Section 5.

         2.5 COMMON STOCK means the common stock of the Company, $.0001 par value per share, as defined in the Company's Certificate of Incorporation, as the same may be amended from time to time, and shall also mean any other stock or securities (including any other share or securities of an entity other than the Company) for or into which the outstanding shares of such stock are hereinafter exchanged or changed.

         2.6 COMPANY means HomeCom Communications, Inc., a Delaware corporation, and any successor to such organization.

         2.7 ELIGIBLE DIRECTOR means a director of the Company who is not an employee of the Company or a Parent or Subsidiary.

         2.8 EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

         2.9 EXERCISE PRICE means the price which shall be paid to purchase one Share upon the exercise of an Option granted under this Plan.

         2.10 FAIR MARKET VALUE of each Share of Common Stock on any date shall mean the price determined below on the last business day immediately preceding the date of valuation:
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                 (a)     The closing sales price per Share, regular way, or in
the absence thereof the mean of the last reported bid and asked quotations, on such date on the exchange having the greatest volume of trading in the Shares during the thirty-day period preceding such date (or if such exchange was not open for trading on such date, the next preceding date on which it was open); or

                 (b) If there is no price as specified in (a), the final reported sales price per Share, or if not reported, the mean of the closing high bid and low asked prices in the over-the-counter market for the Shares as reported by the National Association of Securities Dealers Automatic Quotation System, or if not so reported, then as reported by the National Quotation Bureau Incorporated, or if such organization is not in existence, by an organization providing similar services, on such date (or if such date is not a date for which such system or organization generally provides reports, then on the next preceding date for which it does so); or

                 (c) If there also is no price as specified in (b), the price per Share determined by the Committee by reference to bid-and-asked quotations for the Shares provided by members of an association of brokers and dealers registered pursuant to Subsection 15(b) of the Exchange Act, which members make a market in the Shares, for such recent dates as the Committee shall determine to be appropriate for fairly determining current market value; or

                 (d) If there also is no price as specified in (c), an amount per Share determined in good faith by the Committee based on such relevant facts, which may include opinions of independent experts, as may be available to the Committee.

         2.11. INTERIM GRANT DATE means the date on which an Eligible Director is first appointed or elected to the Board, if such Eligible Director is so appointed or elected on a date other an Annual Meeting Date.

         2.12 OPTION means an option granted under this Plan to purchase Shares; all Options granted under this Plan are intended by the Company to be nonqualified options which are not entitled to special tax treatment under, and do not satisfy the requirements of, Code Section 422.

         2.13    OPTIONEE means grantee of an Option.

         2.14 PARENT means any corporation which is a parent of the Company within the meaning of Section 424(e) of the Code.

         2.15 PLAN means the HomeCom Communications, Inc. Non-Employee Directors Stock Option Plan, as amended from time to time.

         2.16    SHARE means a share of the Common Stock of the Company.

         2.17 STOCK OPTION GRANT CERTIFICATE means the written agreement or instrument which sets forth the terms of an Option granted to an Eligible Director under this Plan.

         2.18 SUBSIDIARY means any corporation which is a subsidiary (within the meaning of Section 424(f) of the Code) of the Company.

         2.19 SURRENDERED SHARES means the Shares described in Section 9 which (in lieu of being purchased) are surrendered for cash or Shares, or for a combination of cash and Shares, in accordance with Section 9.





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                                   SECTION 3.
                           SHARES SUBJECT TO OPTIONS


         Three hundred thousand (300,000) shares of Common Stock shall be reserved for issue under this Plan. Such Shares shall be reserved to the extent that the Company deems appropriate from authorized but unissued Shares and from Shares which have been reacquired by the Company. Furthermore, any Shares subject to an Option which remain after the cancellation, expiration or exchange of such Option thereafter shall again become available for use under this Plan, but any Surrendered Shares which remain after the surrender of an Option under Section 9 shall not again become available for use under this Plan.


                                   SECTION 4.
                                 EFFECTIVE DATE

         The effective date of this Plan shall be the date it is adopted by the Board, provided the shareholders of the Company approve this Plan within twelve
(12) months after such effective date. If such effective date comes before such shareholder approval, any Options granted under this Plan before the date of such approval automatically shall be granted subject to such approval. The Plan shall continue in effect until it is terminated by action of the Board or the Company's stockholders, but such termination shall not affect the terms of any Options then outstanding.

                                   SECTION 5.
                                 ADMINISTRATION

         The Plan shall be administered by the Committee, which shall consist of two (2) or more directors appointed by the Board. The Committee, acting in its absolute discretion, shall exercise such powers and take such action as expressly called for under this Plan. The Committee shall have the power to interpret this Plan and, subject to Section 14, to take such other action in the administration and operation of the Plan as it deems equitable under the circumstances. The Committee's actions shall be binding on the Company, on each affected Eligible Director, and on each other person directly or indirectly affected by such action.

                                   SECTION 6.
                                  ELIGIBILITY


         Each Eligible Director shall be entitled to participate in the Plan and shall be eligible to receive those grants of Options which shall be applicable to such Eligible Director pursuant to the terms and conditions of
Section 7. Additionally, the Committee may grant options to Eligible Directors in its discretion from time to time, subject to approval by the Board.


                                   SECTION 7.
                                GRANT OF OPTIONS

         7.1 REGULAR GRANTS. An Option to purchase Five Thousand (5,000) Shares shall automatically be granted to each Eligible Director on the Annual Meeting Date for the Company's 1997 fiscal year. Subsequent Options to purchase Five Thousand (5,000) Shares shall automatically be granted each Annual Meeting Date thereafter. Options shall continue to be granted hereunder so long as this Plan continues in effect, or until the Shares available for grant shall no longer be sufficient to grant each Eligible Director an Option for the number of Shares determined according to this Subsection 7.1, at which time Options shall be granted to each director to acquire a number of shares determined by allocating all Shares remaining available for grant hereunder among the Eligible Directors then entitled to a grant hereunder. Eligible Directors shall not be entitled to any payment of cash hereunder in lieu of receiving Options. Each grant of





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an Option shall be evidenced by a Stock Option Grant Certificate, and each
Stock Option Grant Certificate shall incorporate such other terms and conditions as the Committee, acting in its absolute discretion, deems consistent with the terms of this Plan, including (without limitation) a restriction on the number of Shares subject to the Option which first become exercisable or subject to surrender during any calendar year. Any Option granted to an Eligible Director shall, at his request, be issued to, in the name and for the benefit of the entity through which such Eligible Director has invested in the Company.

         7.2 INITIAL GRANTS. Each Eligible Director who is first appointed or elected to the Board shall be granted an Option to purchase Ten Thousand (10,000) Shares of Common Stock.

                                   SECTION 8.
                        TERMS AND CONDITIONS OF OPTIONS

         8.1 EXERCISE PRICE. The Exercise Price for each Option granted shall be the Fair Market Value of the Common Stock on the last business day preceding the date that the Option is automatically granted.

         8.2 VESTING OF OPTIONS. Each Option granted under the Plan shall vest as provided below unless otherwise specified in the Plan or the Stock Option Grant Certificate. For purposes of the Plan, that portion of an Option which is vested may be exercised by the Optionee according to the terms and conditions of the Plan.

                 (a) An Optionee shall be entitled to acquire fifty percent (50%) of the Shares subject to an Option on the date on which the Optionee completes twelve (12) months of continuous service on the Board following the date of grant of such Option;

                 (b) An Optionee shall be entitled to acquire one hundred percent (100%) of the Shares subject to an Option on the date on which the Optionee completes twenty-four (24) months of continuous service on the Board following the date of grant of such Option.

         8.3 TERM OF OPTION. Each Option granted under the Plan shall include an expiration date, which shall be set forth in the Stock Option Grant Certificate. Unless otherwise provided in the Stock Option Grant Certificate, the termination of service of an Optionee as a member of the Board by death or otherwise shall not accelerate or otherwise affect the number of Shares with respect to which an Option may be exercised, and such Option may only be exercised with respect to that number of Shares which could have been purchased under the Option had the Option been exercised by the Optionee on the date that such Optionee ceased to be a member of the Board by reason of such Optionee's death or for any other reason.

                 Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Stock Option Grant Certificate, but no Stock Option Grant Certificate shall:

                 (a) make an Option exercisable before the date such Option is granted; or

                 (b) make an Option exercisable after the earlier of the first to occur of the following (at which time such option shall be deemed to have terminated):

                         (i)     immediately at the time and on the date such
Option is exercised in full;

                         (ii)    at 5:00 p.m., EST, on the date which is the
tenth (10th) anniversary of the date such Option is granted;





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                         (iii)   at 5:00 p.m., EST on the thirtieth (30) day
following the date an Optionee ceases to be a member of the Board of Directors for any reason other than his death or disability; or

                         (iv)    at 5:00 p.m., EST on the ninetieth (90) day
following the date that an Optionee ceases to be a member of the Board of Directors by reason of his death or disability.

         8.4 TIME AND MANNER OF OPTION EXERCISE. Any vested and exercisable Option is exercisable in whole or in part at any time or from time to time prior to the expiration of an Option by giving written notice, signed by the person exercising the Option, to the Company stating the number of Shares with respect to which the Option is being exercised, accompanied by payment in full of the Exercise Price for the number of Shares to be purchased. The date and time upon which the Company's Secretary or Treasurer shall have received both such notice and payment shall be the date and time of exercise of the Option as to the number of Shares described by the Optionee. No Option may be exercised at any time with respect to a fractional share. Any Option of a deceased Optionee may be exercised, to the extent vested at the time of such Optionee's death, by the estate of such Optionee or by a person or persons whom the Optionee has designated in writing filed with the Company, or, if no such designation has been made, by the person or persons to whom the Optionee's rights have passed by will or the laws of descent and distribution.

         8.5 PAYMENT OF EXERCISE PRICE. Payment of the Exercise Price may be in cash, by cashier's check, by personal check, or by promissory note of the Optionee. The Committee may also provide in an exercise agreement upon exercise of an Option that, in lieu of cash, all or any portion of the Exercise Price may be paid by tendering to the Company Shares of Common Stock duly endorsed for transfer and owned by the Optionee, to be credited against the Option price at the Fair Market Value of such Shares on the date of exercise.
A promissory note tendered in payment of the Exercise Price shall be in a form designated by the Committee, shall be signed by the Optionee (which signature shall be notarized or guaranteed) and shall include substantially the following terms: interest on the principal amount of the note shall accrue at a per annum rate equal to the prime rate as announced from time to time by the principal bank of the Company, or if the Company has no principal bank, that rate announced by the Wall Street Journal as the prevailing "prime rate" of interest per annum; equal payments of principal and interest shall be payable in installments for a period determined by the Committee following exercise, and upon the expiration of such period the entire unpaid principal amount, together with accrued by unpaid interest, shall be due and payable; and the Optionee executing the note shall be personally liable for timely payment of the unpaid principal balance and all accrued by unpaid interest.

         8.6 TRANSFERABILITY. The right of any Optionee to exercise an Option granted under the Plan shall, during the lifetime of such Optionee, be exercisable only by such Optionee or by a person who obtained such Option pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and the rules thereunder (a "QDRO"), and shall not be assignable or transferable by such Optionee other than by will or by the laws of descent and distribution or by a QDRO.

         8.7     LIMITATION OF RIGHTS.

                 (a) LIMITATION AS TO SHARES. Neither the recipient of an Option under the Plan nor an Optionee's successor or successors in interest shall have any rights as a stockholder of the Company with respect to any Shares subject to an Option granted to such person until the date of issuance of a stock certificate for such Shares.

                 (b) LIMITATION AS TO DIRECTORSHIP. Neither the Plan, nor the granting of an Option, nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that an Eligible Director has a right to continue as a member of the Board for any period of time or at any particular rate of compensation.

                 (c) REGULATORY APPROVAL AND COMPLIANCE. The Company shall not be required to issue any certificate or certificates for Shares upon the exercise of an Option granted under the Plan or to record as a holder of record of Shares the name of the individual exercising an Option under the Plan, without obtaining to the complete satisfaction of the Board the approval of all regulatory bodies deemed necessary by the Board and without complying, to the Board's complete satisfaction, with all rules and regulations under federal, state, or local law deemed applicable by the Board. In addition, with respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Board or the Committee fail to comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

                                   SECTION 9.
                              SURRENDER OF OPTIONS

         9.1 GENERAL RULE. The Committee, in its absolute discretion, may incorporate a provision in a Stock Option Grant Certificate to allow an Optionee to surrender his or her Option in whole or in part in lieu of the exercise in whole or in part of that Option on any date that:

                 (a) the Fair Market Value of the Shares subject to such Option exceeds the Exercise Price for such Shares; and

                 (b) the Option to purchase such Shares is otherwise exercisable.

         9.2 PROCEDURE. The surrender of an Option in whole or in part shall be effected by the delivery of the Stock Option Grant Certificate to the Committee (or to its delegate) together with a statement signed by the Optionee which specifies the number of Shares ("Surrendered Shares") as to which the Optionee surrenders his or her Option and how he or she desires payment be made for such Surrendered Shares.

         9.3 PAYMENT. An Optionee in exchange for his or her Surrendered Shares shall receive a payment in cash or in Shares, or in a combination of cash and Shares, equal in amount on the date such surrender is effected to the excess of the Fair Market Value of the Surrendered Shares on such date over the Exercise Price for the Surrendered Shares. The Committee, acting in its absolute discretion, can approve or disapprove an Optionee's request for payment in whole or in part in cash and can make that payment in cash or in such combination of cash and Shares as the Committee deems appropriate. A request for payment only in Shares shall be approved and made in Shares to the extent payment can be made in whole shares of Shares and (at the Committee's discretion) in cash in lieu of any fractional Shares.

         9.4 RESTRICTIONS. Any Stock Option Grant Certificate which incorporates a provision to allow an Optionee to surrender his or her Option in whole or in part also shall incorporate such additional restrictions on the exercise or surrender of such Option as the Committee deems necessary to satisfy the conditions to the exemption under Rule 16b-3 (or any successor exemption) to Section 16(b) of the Exchange Act.

                                  SECTION 10.
                            SECURITIES REGISTRATION

         Each Stock Option Grant Certificate may provide that, upon the receipt of Shares as a result of the surrender or exercise of an Option, the Optionee shall, if so requested by the Company, hold such Shares for investment and not with a view of resale or distribution to the public and, if so requested by the Company,





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
shall deliver to the Company a written statement satisfactory to the Company to that effect. Each Stock Option Grant Certificate also may provide that, if so requested by the Company, the Optionee shall make a written representation to the Company that he or she will not sell or offer to sell any of such Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1933, as amended ("1933 Act") and any applicable state securities law or unless he or she shall have furnished to the Company an opinion, in form and substance satisfactory to the Company, or legal counsel acceptable to the Company, that such registration is not required.
Certificates representing the Shares transferred upon the exercise or surrender of an Option granted under this Plan may at the discretion of the Company bear a legend to the effect that such Shares have not been registered under the 1933 Act or any applicable state securities law and that such Shares may not be sold or offered for sale in the absence of an effective registration statement as to such Shares under the 1933 Act and any applicable state securities law or an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required.

                                  SECTION 11.
                                  LIFE OF PLAN

         No option shall be granted under this Plan on or after the earlier of:

                 (a) The tenth (10th) anniversary of the effective date of this Plan (as determined under Section 4 of this Plan), in which event this Plan otherwise thereafter shall continue in effect until all outstanding Options have been surrendered or exercised in full or no longer are exercisable; or

                 (b)     The date on which all of the Shares reserved under
Section 3 of this Plan have (as a result of the surrender or exercise of Options granted under this Plan) been issued or no longer are available for use under this Plan, in which event this Plan also shall terminate on such date.

                                  SECTION 12.
                                   ADJUSTMENT

         The number of Shares reserved under Section 3 of this Plan, the number of Shares subject to Options granted under this Plan and the Exercise Price of such Options shall be adjusted by the Board in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits. Furthermore, the Board shall have the right to adjust (in a manner which satisfies the requirements of Code
Section 424(a)) the number of Shares reserved under Section 3 of this Plan and the number of Shares subject to Options granted under this Plan and the Exercise Price of such Options in the event of any corporate transaction described in Code Section 424(a) which provides for the substitution or assumption of such Options. If any adjustment under this Section creates a fractional Share or a right to acquire a fractional Share, such fractional Share shall be disregarded and the number of Shares reserved under this Plan and the number subject to any Options granted under this Plan shall be the next lower number of Shares, rounding all fractions downward. An adjustment made under this Section by the Board shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in the number of Shares reserved under Section 3 of this Plan.

                                  SECTION 13.
                         SALE OR MERGER OF THE COMPANY

         If the Company: (i) agrees to sell substantially all of its assets for cash or property or for a combination of cash and property, (ii) agrees to any merger, consolidation, reorganization, division or other transaction in which Shares are converted into another security or into the right to receive securities or property and such agreement does not provide for the assumption or substitution of the Options granted under this Plan, or (iii) agrees to dissolve the Company or liquidate its assets, then immediately following such time that the Company manifests its agreement in writing to do any of the foregoing, at the direction and discretion of the Board, or as is otherwise provided in the Stock Option Grant Certificates, either (a) each Option shall be exercisable for a period of thirty (30) days following delivery of written notice to each holder of an Option (after which such Option shall expire), or (b) each Option may be canceled unilaterally by the Company in exchange for the whole Shares (or, subject to satisfying the conditions to the exemption under Rule 16b-3 or any successor exemption to Section 16(b) of the Exchange Act, for the whole Shares and the cash in lieu of a fractional Share) which each Optionee otherwise would receive if he or she had the right to surrender his or her outstanding Option in full under Section 9 of this Plan and he or she exercised that right exclusively for Shares on a date fixed by the Board which comes before such sale or other corporate transaction.

                                  SECTION 14.
                            AMENDMENT OR TERMINATION

         This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, no such amendment shall be made absent the approval of the shareholders of the Company:
(i) to increase the number of Shares reserved under Section 3, except as set forth in Section 12, (ii) to extend the maximum life of the Plan under Section 11 or the maximum exercise period under Section 8, (iii) to decrease the minimum Exercise Price under Section 7, or (iv) to change the designation of Optionees eligible for Options under Section 6. The Board also may suspend the granting of Options under this Plan at any time and may terminate this Plan at any time; provided, however, the Company shall not have the right to modify, amend or cancel any Option granted before such suspension or termination unless: (a) the Optionee consents in writing to such modification, amendment or cancellation, or (b) there is a dissolution or liquidation of the Company or a transaction described in Section 12 or Section 13 of this Plan.

                                  SECTION 15.
                                 MISCELLANEOUS

         15.1 WITHHOLDING. The exercise or surrender of any Option granted under this Plan shall constitute an Optionee's full and complete consent to whatever action the Committee directs to satisfy the federal and state tax withholding requirements, if any, which the Committee in its discretion deems applicable to such exercise or surrender. In addition to and at the time of payment of the Exercise Price, the Optionee shall pay to the Company in cash the full amount of any federal, state and local income, employment or other taxes required to be withheld from the income of such Optionee as a result of such exercise; provided, however, that in the discretion of the Committee any Stock Option Grant Certificate may provide that all or any portion of such tax obligations, together with additional taxes not exceeding the actual additional taxes be owed by the Optionee as a result of such exercise, may, upon the irrevocable election of the Optionee, be paid by tendering to the Company whole Shares of Common Stock duly endorsed for transfer and owned by the Optionee, or by authorizing the Company to withhold Shares of Common Stock otherwise issuable upon exercise of the Option, in either case in that number of Shares having a Fair Market Value on the date of exercise equal to the amount of such taxes thereby being paid, in all cases subject to such restrictions as the Committee may from time to time determine, including any such restrictions as may be necessary or appropriate to satisfy the conditions of the exemption set forth in Rule 16b-3 under the Exchange Act.

         15.2 CONSTRUCTION. This Plan shall be construed under the laws of the State of Georgia.





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
                          HOMECOM COMMUNICATIONS, INC.

                    NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN
                         STOCK OPTION GRANT CERTIFICATE


         HomeCom Communications, Inc., a Delaware corporation (the "Company"), hereby grants to the optionee named below ("Optionee") an option (this "Option") to purchase the total number of shares shown below of Common Stock of the Company (the "Shares") at the exercise price per share set forth below (the "Exercise Price"), subject to all of the terms and conditions on the reverse side of this Stock Option Grant Certificate and the HomeCom Communications, Inc. Non-Employee Directors Stock Option Plan (the "Plan"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Plan. The terms and conditions set forth on the reverse side hereof and the terms and conditions of the Plan are incorporated herein by reference.



In witness whereof, this Stock Option Grant Certificate has been executed by the Company by a duly authorized officer as of the date specified hereon.


HOMECOM COMMUNICATIONS, INC.


By:
   -----------------------------------------

Date of Grant:  <<Date>>


Shares Subject to Option:    <<Shares>>


Exercise Price Per Share:     <<Price>>


Term of Option:   <<Term>>


Shares subject to issuance under this Option shall be eligible for exercise according to the vesting schedule described in Section 9 on the reverse of this Stock Option Grant Certificate.


Optionee hereby acknowledges receipt of a copy of the Plan, represents that Optionee has read and understands the terms and provisions of the Plan, and accepts this Option subject to all the terms and conditions of the Plan and this Stock Option Grant Certificate. Optionee acknowledges that there may be adverse tax consequences upon exercise of this Option or disposition of the Shares and that Optionee should consult a tax adviser prior to such exercise or disposition.


-----------------------------------------------------
Signature of Optionee


<<Name>>
-----------------------------------------------------
Print Name of Optionee

         1. EXERCISE PERIOD OF OPTION. Subject to the terms and conditions of this Option and the Plan and unless otherwise modified by a written modification signed by the Company and Optionee, this Option may be exercised with respect to all of the shares of Common Stock covered by this Option ("Option Shares"), but only according to the vesting schedule described in Section 9 below, prior to the date which is the last day of the Term set forth on the face hereof following the date of grant (hereinafter "Expiration Date").

         2. RESTRICTIONS ON EXERCISE. This Option may not be exercised unless such exercise is in compliance with the Securities Act of 1933 and all applicable state securities laws, as they are in effect on the date of exercise, and the requirements of any stock exchange or national market system on which the Company's Common Stock may be listed at the time of exercise. Optionee understands that the Company is under no obligation to register, qualify or list the Shares with the Securities and Exchange Commission ("SEC"), any state securities commission or any stock exchange to effect such compliance.

         3. TERMINATION OF OPTION. Except as provided below in this Section, this Option may not be exercised after the date which is thirty (30) days after Optionee ceases to be a member of the Board of Directors of the Company (the "Board"). Optionee shall be considered to be a member of the Board for all purposes under this Section and Section 9 hereof, if Optionee is serving as a director of the Company. The Board shall have discretion to determine whether Optionee has ceased to be a member of the Board, and the effective date on which such services cease (the "Termination Date").

                 (a) Termination Generally. If Optionee ceases to be a member of the Board for any reason except death or disability (within the meaning of Code Section 22(e)(3)), this Option shall immediately be forfeited, along with any and all rights or subsequent rights attached thereto thirty (30) days following the Termination Date, but in no event later than the Expiration Date.

                 (b) Death or Disability. If Optionee ceases to be a member of the Board because of the death of Optionee or the disability of Optionee (as determined by the Board), this Option, to the extent (and only to the extent) that it would have been exercisable by Optionee on the Termination Date, may be exercised by Optionee (or, in the event of Optionee's death, by Optionee's legal representative) within ninety (90) days after the Termination Date, but in no event later than the Expiration Date.

                 (c) No Right to Membership. Nothing in the Plan or this Stock Option Grant Certificate shall confer on Optionee any right to continue as a member of the Board, or limit in any way the right of the Company to terminate Optionee's membership on the Board, with or without cause.

         4.      MANNER OF EXERCISE.

                 (a) Exercise Agreement. This Option shall be exercisable by delivery to the Company of an executed Exercise Agreement and Shareholder Agreement ("Exercise Agreement") in the form of the Exercise Agreement delivered to Optionee, if applicable, or in such other form as may be approved or accepted by the Company, which shall set forth Optionee's election to exercise some or all of this Option, the number of Shares being purchased, any restrictions imposed on the Shares and such other representations and agreements as may be required by the Company to comply with applicable securities laws.

                 (b) Exercise Price. Such notice shall be accompanied by full payment of the Exercise Price for the Shares being purchased. Payment for the Shares may be made in U.S. dollars in cash (by check) or, where permitted by law and approved by the Board in its sole discretion: (i) by cancellation of indebtedness of the Company to Optionee; (ii) by surrender of shares of Common Stock of the Company that have been owned by Optionee for more than six
(6) months (and which have been paid for within the meaning of SEC Rule 144 and, if such Shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such Shares), or were obtained by the Optionee in the open public market, having a Fair Market Value equal to the exercise price of the Option; (iii) by instructing the Company to withhold Shares otherwise issuable pursuant to an exercise of the Option having a Fair Market Value equal to the exercise price of the Option (including the withheld Shares); (iv) by waiver of compensation accrued by Optionee for services rendered; or (v) a combination of the foregoing.

                 (c) Withholding Taxes. Prior to the issuance of the Shares upon exercise of this Option, Optionee must pay or make adequate provision for any applicable federal or state withholding obligations of the Company. Where approved by the Board, the Optionee may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to the Optionee by deducting the Shares retained from the Shares exercised.

                 (d) Issuance of Shares. Provided that such notice and payment are in form and substance satisfactory to counsel for the Company, the Company shall cause the Shares to be issued in the name of Optionee or Optionee's legal representative.

         5. NONTRANSFERABILITY OF OPTION. This Option may not be transferred in any manner other than (a) by will or by the laws of descent and distribution or (b) pursuant to a qualified domestic relations order (a "QDRO") as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended. This Option may be exercised during the lifetime of the Optionee only by the Optionee or a person who obtains the Option pursuant to a QDRO. The terms of this Option shall be binding upon the executor, administrators, successors, assigns and transferees of the Optionee.

         6. TAX CONSEQUENCES. OPTIONEE UNDERSTANDS THAT THE GRANT AND EXERCISE OF THIS OPTION, AND THE SALE OF SHARES OBTAINED THROUGH THE EXERCISE OF THIS OPTION, MAY HAVE TAX IMPLICATIONS THAT COULD RESULT IN ADVERSE TAX CONSEQUENCES TO OPTIONEE. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH OR WILL CONSULT WITH HIS OR HER TAX ADVISOR, AND OPTIONEE FURTHER ACKNOWLEDGES THAT OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

         7. INTERPRETATION. Any dispute regarding the interpretation of this Stock Option Grant Certificate shall be submitted by Optionee or the Company to the Board, or the Committee thereof that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or Committee shall be final and binding on the Company and Optionee.

         8. ENTIRE AGREEMENT. The Plan and the Exercise Agreement are incorporated herein by this reference. Optionee acknowledges and agrees that the granting of this Option constitutes a full accord, satisfaction and release of all obligations or commitments made to Optionee by the Company or any of its officers, directors, shareholders or affiliates with respect to the issuance of any securities or rights to acquire securities, of the Company or any of its affiliates. This Option, the Plan and the Exercise Agreement constitute the entire agreement of the parties hereto and supersede all prior undertakings and agreements with respect to the subject matter hereof.

         9. VESTING AND EXERCISE OF SHARES. Subject to the terms of the Plan, this Option and the Exercise Agreement, the Shares issued pursuant to the exercise of this Option shall be subject to the vesting restrictions below.
For purposes of this Section, "Continuous Service" means a period of continuous membership on the Board from the date of grant of the Option, as determined by the Board.

         Two Year Vesting: Optionee may exercise the number of Shares set forth below only after Optionee has completed the following periods of Continuous Service following the date of grant:

                 (a) After twelve (12) months of Continuous Service, up to fifty percent (50%) of the Option Shares; and

                 (b) After twenty-four (24) months of Continuous Service, up to one hundred percent (100%) of the Option Shares.